                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 9, 2000
                                                        ----------------


                                T/R SYSTEMS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Georgia                       0-29045                 58-1958870
----------------------------         ------------           -----------------
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)           Identification No.)

 1300 Oakbrook Drive, Norcross, Georgia                         30093
---------------------------------------                       ---------
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code  (770) 448-9008
                                                            -------------


                                   N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)



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ITEM 5.        OTHER EVENTS.

               On November 9, 2000, the Board of Directors of T/R Systems, Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $0.01 per share (the "Common Stock") of the Company outstanding at the close of business on November 27, 2000 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of November 9, 2000 (the "Rights Agreement"), between the Company and EquiServe Trust Company, N.A., as rights agent. Each right entitles a holder to, in certain circumstances, purchase one-one hundredth of a share of preferred stock at an exercise price of $45.00 per share. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Stock issued or delivered by the Company after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Financial Statements of Business Acquired: Not Applicable
        (b) Pro Forma Financial Information: Not Applicable
        (c) Exhibits:

               Exhibit Number           Exhibit
               --------------           -------
                    4.1                 Rights Agreement (incorporated by
                                        reference to Exhibit 4.1 of the Company's
                                        Registration Statement on Form 8-A dated
                                         November 10, 2000)

                    99.1                Press Release, dated November 10, 2000

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                                   SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                 T/R SYSTEMS, INC.


Date:   November 9, 2000         By:     /s/ Lyle W. Newkirk
                                         ---------------------------------------

                                         Lyle W. Newkirk
                                         Senior Vice President, Chief Financial
                                         Officer, Secretary and Treasurer


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                                Index to Exhibits


        Exhibit
        Number         Exhibit
        -------        -------
        4.1            Rights Agreement (incorporated by reference to Exhibit 4.1 of Company's Registration Statement on Form 8-A dated
                       November 10, 2000)

        99.1           Press Release, dated November 10, 2000